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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2003
                                                         ----------------

                       CALIFORNIA BEACH RESTAURANTS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                                   California
                                   ----------
                 (State or other jurisdiction of incorporation)

               0-12226                               95-2693503
               -------                               ----------
       (Commission File Number)            (I.R.S. Employer Identification
                                                        No.)

          17383 Sunset Boulevard, Suite 140
          Pacific Palisades, California                       90272
          -----------------------------                       -----
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (310) 459-9676
                                                    --------------

                                (NOT APPLICABLE)
                                ----------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.


     Included as Exhibit 99.1 is a press release entitled "California Beach Restaurants Appoints New President" issued by California Beach Restaurants, Inc. on January 27, 2003.


Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:


         Exhibit No
         ----------

         99.1 Press release of California Beach Restaurants, Inc. dated January 27, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CALIFORNIA BEACH RESTAURANTS, INC.

Date: January 27, 2003                       By: /s/ Richard Powell
                                             -----------------------------
                                             Richard Powell
                                             President



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                                  EXHIBIT INDEX

Exhibit No
----------


99.1             Press release of California Beach Restaurants,       Filed
                 Inc. dated January 27, 2003                          herewith.